UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

American Well Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39515	20-5009396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street 26th Floor
Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 204-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024, the Board of Directors (the "Board") of American Well Corporation (the "Company") appointed Rivka "Ricky" Goldwasser as a Class II director of the Company. Ms. Goldwasser will serve for a term ending on the date of the Company’s 2025 annual meeting of shareholders and until her successor is duly elected and qualified, or until her earlier resignation, death, or removal.

The Board determined Ms. Goldwasser qualifies as an “independent director” for purposes of the New York Stock Exchange listing standards. In connection with Ms. Goldwasser's appointment, the Board has appointed Ms. Goldwasser to the Audit Committee. There are no arrangements or understandings between Ms. Goldwasser and any other person pursuant to which she was selected as a director. There are no other transactions involving the Company and Ms. Goldwasser that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Goldwasser will enter into the same director indemnification arrangement as the Company’s other directors, the form of which was filed with the SEC on August 24, 2020 as Exhibit 10.19 to the Company’s Registration Statement on Form S-1. Ms. Goldwasser will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors, which was filed with the SEC on May 1, 2024 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for quarter ending March 31, 2024.

On June 17, 2024, the Company issued a press release announcing Ms. Goldwasser's appointment. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release, dated June 17, 2024, issued by American Well Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WELL CORPORATION

Date:	June 17, 2024	By:	/s/ Bradford Gay
Bradford Gay Senior Vice President, General Counsel